                                                                   Exhibit 10.25


                                MATRIXONE, INC.

                        COMMON STOCK PURCHASE AGREEMENT

                          DATED AS OF FEBRUARY 1, 2000

                               TABLE OF CONTENTS


1.  PURCHASE AND SALE OF STOCK.............................  1
  1.1  SALE AND ISSUANCE OF STOCK..........................  1
  1.2  THE CLOSING.........................................  1
2.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY..........  2
  2.1  ORGANIZATION AND GOOD STANDING......................  2
  2.2  AUTHORIZATION.......................................  2
  2.3  VALID ISSUANCE OF STOCK.............................  2
  2.4  LITIGATION..........................................  2
  2.5  PROPERTIES..........................................  2
  2.6  COMPLIANCE WITH OTHER DOCUMENTS.....................  2
  2.7  FINAL PROSPECTUS....................................  3
3.  REPRESENTATIONS AND WARRANTIES OF THE INVESTOR.........  3
  3.1  AUTHORIZATION.......................................  3
  3.2  INVESTIGATION.......................................  3
  3.3  ACCREDITED INVESTOR, ETC............................  3
  3.4  PURCHASE ENTIRELY FOR OWN ACCOUNT...................  3
4.  CONDITIONS TO THE INVESTOR'S OBLIGATION AT CLOSING.....  3
  4.1  REPRESENTATIONS AND WARRANTIES......................  3
  4.2  SECURITIES LAWS.....................................  4
  4.3  AUTHORIZATIONS......................................  4
  4.4  INITIAL PUBLIC OFFERING OF COMMON STOCK.............  4
5.  CONDITIONS TO THE COMPANY'S OBLIGATIONS AT CLOSING.....  4
  5.1  REPRESENTATIONS AND WARRANTIES......................  4
  5.2  SECURITIES LAWS.....................................  4
  5.3  AUTHORIZATIONS......................................  4
  5.4  PAYMENT OF PURCHASE PRICE...........................  4
  5.5  INITIAL PUBLIC OFFERING OF COMMON STOCK.............  4
6.  COVENANTS OF THE COMPANY AND THE INVESTOR..............  5
  6.1  AGREEMENT NOT TO TRANSFER...........................  5
  6.2  MARKET STAND-OFF....................................  5
  6.3  REGISTRATION OF STOCK...............................  5
  6.4  NOTICE OF INTENTION TO TRANSFER.....................  6
  6.5  PRIVATE PLACEMENT...................................  6
7.  MISCELLANEOUS..........................................  6
  7.1  GOVERNING LAW.......................................  6
  7.2  SURVIVAL; ADDITIONAL SECURITIES.....................  6
  7.3  SUCCESSOR AND ASSIGNS...............................  6
  7.4  ENTIRE AGREEMENT....................................  6
  7.5  NOTICES.............................................  6
  7.6  AMENDMENTS AND WAIVERS..............................  7
  7.7  LEGAL FEES..........................................  7
  7.8  EXPENSES............................................  7
  7.9  TITLES AND SUBTITLES................................  7
  7.10 COUNTERPARTS........................................  7
  7.11 SEVERABILITY........................................  7
  7.12 CONFIDENTIALITY.....................................  8
  7.13 USE OF INVESTOR'S NAME..............................  8

                                      (i)

                        COMMON STOCK PURCHASE AGREEMENT

     This Common Stock Purchase Agreement dated as of February 1, 2000 (the "Agreement"), by and between MatrixOne, Inc., a Delaware corporation (the "Company") and GE Capital Equity Investments, Inc., a Delaware corporation (the "Investor").

     WHEREAS, the Investor has indicated a desire to purchase 450,000 shares of Common Stock from the Company on the Closing (as defined below) date.

     WHEREAS, the Company has indicated a desire to sell 450,000 shares of Common Stock to the Investor on the Closing date and has agreed to register such shares under the Securities Act of 1933, as amended (the "Securities Act") on the terms set forth herein.

     WHEREAS, the Company and General Electric Corporation are executing concurrently with this Agreement a Master Services Agreement dated as of the date hereof, a Master Framework License Agreement dated as of the date hereof and a Warrant Agreement dated as of the date hereof (the "Warrant Agreement").

     WHEREAS, the Company and the Investor have agreed that this Agreement shall constitute the entire understanding and agreement between the parties with regard to the subject matter hereof.

     NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

1.  PURCHASE AND SALE OF STOCK.
    ---------------------------

     1.1 SALE AND ISSUANCE OF STOCK. Subject to the terms and conditions of this
         --------------------------
Agreement, the Company agrees to sell to the Investor and the Investor agrees to purchase from the Company 450,000 shares (the "Stock") of the Company's Common Stock, $.01 par value per share (the "Common Stock"), having the rights, preferences, privileges and restrictions set forth in the Second Amended and Restated Certificate of Incorporation of the Company, substantially in the form filed as an exhibit to the Company's registration statement on Form S-1, File No. 333-92731, as amended (such registration statement, as amended at the time it becomes effective and including the information deemed to be a part of the registration statement at the time of effectiveness, being hereinafter referred to as the "Registration Statement"), to be filed with the Delaware Secretary of State as of the Closing (as defined below) (the "Restated Certificate"). The Investor acknowledges and agrees that during the period subsequent to the date hereof and prior to the Closing date, the Company may effect a stock split and that the 450,000 shares purchased by Investor on the Closing date shall be purchased after such stock split and shall not be adjusted to reflect such stock split.

     1.2 THE CLOSING. The purchase and sale of the Stock shall be held at the
         -----------
Company's offices (or such other location that the Company determines, provided that the Company notifies the Investor) concurrently with the closing of the Company's initial public offering (the "Offering") or, if later, upon satisfaction or waiver of each of the conditions set forth in Sections 4 and 5 (the "Closing"). At the Closing, the Company will deliver the Stock to the Investor against payment of the purchase price therefor by check payable to the order of the

Company or by wire transfer. The per share purchase price for the Stock shall be equal to the per share price paid by the public for the Common Stock in the Offering, less any underwriter discounts and commissions.

2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents
   ---------------------------------------------
and warrants to the Investor that:

     2.1 ORGANIZATION AND GOOD STANDING. The Company is a corporation duly
         ------------------------------
organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to conduct its business as presently conducted.

     2.2 AUTHORIZATION. All corporate action on the part of the Company, its
         -------------
officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder, and the authorization, issuance and delivery of the Stock has been taken or will be taken prior to the Closing, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and by general principles of equity.

     2.3 VALID ISSUANCE OF STOCK. The Stock, when issued, sold and delivered in
         -----------------------
accordance with the terms hereof for the consideration expressed, will be duly and validly issued, fully paid and nonassessable and, based in part upon the representations of the Investor in this Agreement, will be issued in compliance with all applicable federal and state securities laws. The authorized capital of the Company is as set forth in the Registration Statement.

     2.4 LITIGATION. Except as set forth in the Company's registration statement
         ----------
prepared in connection with the Offering, as filed with the Securities and Exchange Commission ("SEC") and amended from time to time (the "Registration Statement"), there are no actions, proceedings or investigations pending or, to the best of Company's knowledge, any basis therefor or threat thereof, against or affecting the Company, that, either in any case or in the aggregate, would result in any material adverse change in the business, financial condition, or results of operations of the Company.

     2.5 PROPERTIES. To the best of the Company's knowledge (but without having
         ----------
conducted any special investigation), the Company has (i) good and marketable title to its properties and assets and has good title to all its leasehold interests, and (ii) sufficient title, license and/or ownership of all patents, trademarks, service marks, trade names, copyrights, trade secrets, information, proprietary rights and processes necessary for its business as now conducted on the date hereof.

     2.6 COMPLIANCE WITH OTHER DOCUMENTS. The execution and delivery of this
         -------------------------------
Agreement, consummation of the transactions contemplated hereby, and compliance with the terms and provisions hereof will not conflict with or result in a breach of the terms and conditions of, or constitute a default under the Restated Certificate or Restated Bylaws of the Company or of any contract or agreement to which the Company is now a party, except where such conflict, breach or default of any such contract or agreement, either individually or in the aggregate, would

                                      (2)
not have a material adverse effect on the Company's business, financial condition or results of operations.

     2.7 FINAL PROSPECTUS. The Company's Prospectus for the Offering as filed
         ----------------
with the SEC pursuant to Rule 424 shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

3. REPRESENTATIONS AND WARRANTIES OF THE INVESTOR. The Investor hereby
   ----------------------------------------------
represents and warrants that:

     3.1 AUTHORIZATION. This Agreement constitutes the valid and legally binding
         -------------
obligation of the Investor, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and by general principles of equity.

     3.2 INVESTIGATION. The Investor acknowledges that it has carefully reviewed
         -------------
the Registration Statement and the representations concerning the Company contained in this Agreement and has had an opportunity to discuss the business, affairs and current prospects of the Company with the Company's officers and members of its management.

     3.3 ACCREDITED INVESTOR, ETC. The Investor is an "accredited investor" as
         ------------------------
such term is defined in Regulation D adopted by the SEC. The Investor is an investor in securities of companies in the development stage, in the Company's industry and acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Stock.

     3.4 PURCHASE ENTIRELY FOR OWN ACCOUNT. This Agreement is made with the
         ---------------------------------
Investor in reliance upon the Investor's representation to the Company, which by the Investor's execution of this Agreement the Investor hereby confirms, that the Stock will be acquired for investment for the Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same, other than in compliance with the federal securities laws and subject to the provisions of this Agreement.

4. CONDITIONS TO THE INVESTOR'S OBLIGATION AT CLOSING. The obligation of the
   --------------------------------------------------
Investor to purchase the Stock at the Closing is subject to the fulfillment to the Investor's satisfaction on or prior to the Closing of the following conditions:

     4.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties made
         ------------------------------
by the Company in Section 2 hereof shall be true and correct when made, and shall be true and correct as of the Closing with the same force and effect as if they had been made on and as of such date, subject to changes contemplated by this Agreement.

                                      (3)

     4.2 SECURITIES LAWS. The offer and sale of the Stock to the Investor
         ---------------
pursuant to this Agreement shall be exempt from the registration requirements of the Securities Act and qualification requirements of all applicable state securities laws.

     4.3 AUTHORIZATIONS. All authorizations, approvals or permits, if any, of
         --------------
any governmental authority or regulatory body that are required in connection with the lawful issuance and sale of the Stock pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing.

     4.4 INITIAL PUBLIC OFFERING OF COMMON STOCK. The initial public offering of
         ---------------------------------------
the Common Stock shall have occurred.

5. CONDITIONS TO THE COMPANY'S OBLIGATIONS AT CLOSING. The obligation of the
   --------------------------------------------------
Company to sell the Stock at the Closing is subject to the fulfillment to the Company's satisfaction on or prior to the Closing of the following conditions:

     5.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of
         ------------------------------
the Investor contained in Section 3 hereof shall be true as of the Closing with the same force and effect as if they had been made on and as of such date, subject to changes contemplated by this Agreement.

     5.2 SECURITIES LAWS. The offer and sale of the Stock to the Investor
         ---------------
pursuant to this Agreement shall be exempt from the registration requirements of the Securities Act qualification requirements of all applicable state securities laws.

     5.3 AUTHORIZATIONS. All authorizations, approvals or permits, if any, of
         --------------
any governmental authority or regulatory body that are required in connection with the lawful issuance and sale of the Stock pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing.

     5.4 PAYMENT OF PURCHASE PRICE. The Investor shall have delivered to the
         -------------------------
Company the purchase price for the Stock as set forth in Section 1.2 hereof.

     5.5 INITIAL PUBLIC OFFERING OF COMMON STOCK. The initial public offering of
         ---------------------------------------
the Common Stock shall have occurred.

                                      (4)

6. COVENANTS OF THE COMPANY AND THE INVESTOR.
   -----------------------------------------

     6.1 AGREEMENT NOT TO TRANSFER.
         -------------------------

          (a) Prior to the date 180 days after the date of the final prospectus relating to the Offering, the Investor shall not, and shall not permit any other person, to the extent allowable by law, who holds of record any of the undersigned's shares of the Stock, directly or indirectly, Transfer or offer to Transfer any shares of the Stock (the "Transfer Restrictions") other than to affiliates who agree to be bound by the terms of this Agreement, unless the Company consents to such Transfer and the transferee agrees to be bound by this Agreement.

          (b) In order to enforce the Transfer Restrictions, the Company may impose stop-transfer instructions with respect to the Stock until the end of the restricted period.

          (c) As used in this Agreement, the term "Transfer" shall mean any sale, offer to sell, contract to sell, transfer, assignment, hypothecation, encumbrance, grant any option or warrant for the sale or purchase of or other disposition, whether voluntary or involuntary, of shares of the Stock, or securities of the Company substantially similar to the Stock, or any security convertible or exchangeable into or exercisable for Common Stock. In the case of hypothecation, the Transfer shall be deemed to occur both at the time of the initial pledge and at any pledgee's sale or a sale by any secured creditor or a retention by the secured creditor of the pledged shares of the Stock in complete or partial satisfaction of the indebtedness for which the shares of the Stock are security.

     6.2 MARKET STAND-OFF. In addition to the Transfer Restrictions (which shall
         ----------------
in no way be limited by the following), in connection with the first underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act following the Offering, the Investor shall not Transfer or offer to Transfer any shares of the Stock without the prior written consent of the Company and its underwriters. Such restriction (the "Market Stand-Off") shall be in effect for such period of
                       ------ ---------
time from and after the effective date of the final prospectus for the offering as may be requested by the Company or such underwriters; provided, however, that
                                                         --------  -------
(i) such Market Stand-Off shall not exceed ninety (90) days, (ii) the Investor shall be subject to the Market Stand-Off only if the officers, directors and other stockholders of the Company are also subject to similar restrictions and
(iii) the Investor shall only be subject to the Market-Stand Off if the Company registers at least fifty percent (50%) of the Registrable Securities (as hereinafter defined) in the offering. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Stock until the end of the applicable stand-off period.

     6.3 REGISTRATION OF STOCK. The Company agrees that, upon request by the
         ---------------------
Investor, it will effect registration of the Stock in accordance with the provisions contained in Exhibit A attached hereto. The Investor understands and
                        ------- -
agrees that (i) the Stock will be characterized as "restricted securities" under the federal securities laws inasmuch as it is being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances, and (ii) each certificate representing the

                                      (5)

Stock and any other securities issued in respect of the Stock upon any stock split, stock dividend, recapitalization, merger or similar event (unless no longer required in the opinion of counsel for the Company) shall be stamped or otherwise imprinted with appropriate legends mandated by federal and state securities laws.

     6.4 NOTICE OF INTENTION TO TRANSFER. In the event the Investor plans to
         -------------------------------
Transfer shares of the Stock in one or more transactions, the Investor shall inform the Company of such intention to Transfer such shares fifteen (15) days prior to such Transfer. Investor shall agree that any transfer, sale or other disposition of Stock shall be through an orderly disposition.

     6.5 PRIVATE PLACEMENT. If the initial public offering of the Common Stock
         -----------------
of the Company does not occur within ninety (90) days from the date hereof, the Company and Investor hereby agree to negotiate in good faith a private placement of Common Stock of the Company.

7.  MISCELLANEOUS.
    -------------

     7.1 GOVERNING LAW. This Agreement shall be governed in all respects by the
         -------------
laws of the State of Delaware, without regard to the conflict of law provisions thereof.

     7.2 SURVIVAL; ADDITIONAL SECURITIES. The representations and warranties set
         -------------------------------
forth in Sections 2 and 3 shall survive the Closing for a period of eighteen
(18) months and shall remain in full force and effect during such period regardless of any investigation made by the Investor, and the covenants and agreements set forth in Section 6 shall survive in accordance with their terms. Any new, substituted or additional securities which are by reason of any stock split, stock dividend, recapitalization or reorganization distributed with respect to the Stock ("Stock Distributions") shall be immediately subject to (i)
                      ---------------------
the representations and warranties set forth in Sections 2 and 3 and (ii) the covenants and agreements set forth in Section 6, both to the same extent the Stock is at such time covered by such provisions.

     7.3 SUCCESSOR AND ASSIGNS. Except as otherwise expressly provided herein,
         ---------------------
the provisions hereof shall inure to the benefit of, and be binding upon, the respective successors and assigns of the parties hereto. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. Notwithstanding anything to the contrary contained herein, the covenants set forth in Section 6 shall not be binding upon any entity (other than an affiliate of the Investor) which acquires any shares of the Stock or a Stock Distribution in a transaction permitted hereunder.

     7.4 ENTIRE AGREEMENT. This Agreement constitutes the entire understanding
         ----------------
and agreement between the parties with regard to the subject matter hereof.

     7.5 NOTICES. Except as otherwise provided, all notices and other
         -------
communications required or permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given upon receipt or, if earlier, (i) five (5) days after deposit with the U.s. postal service or other applicable postal service, if delivered by first class

                                      (6)
mail, postage prepaid, (ii) upon delivery, if delivered by hand, (iii) one (1) business day after the day of deposit with Federal Express or similar overnight courier, freight prepaid, if delivered by overnight courier or (iv) one (1) business day after the day of facsimile transmission, if delivered by facsimile transmission with copy by first class mail, postage prepaid, and shall be addressed, (a) if to the Investor, at the Investor's address set forth below its signature, or at such other address as the Investor shall have furnished to the Company in writing, or (b) if to the Company, at its address as set forth below its signature, or at such other address as the Company shall have furnished to the Investor in writing.

     7.6 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and
         ----------------------
the observance of any term of the Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Investor.

     7.7 LEGAL FEES. In the event of any action at law, suit in equity or
         ----------
arbitration proceeding in relation to this Agreement or the Stock or any Stock Distribution, the prevailing party shall be paid by the other party a reasonable sum for the attorneys' fees and expenses incurred by such prevailing party.

     7.8 EXPENSES. Irrespective of whether the Closing is effected, the Company
         --------
and the Investor shall each pay their own costs and expenses incurred with respect to the negotiation, execution, delivery and performance of this Agreement.

     7.9 TITLES AND SUBTITLES. The titles of the paragraphs and subparagraphs of
         --------------------
this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     7.10 COUNTERPARTS. This Agreement may be executed in counterparts, each of
          ------------
which shall be an original, but all of which together shall constitute one instrument.

     7.11 SEVERABILITY. If one or more provisions of this Agreement are held to
          ------------
be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

     7.12 CONFIDENTIALITY. The parties hereto agree that, except with the prior
          ---------------
written permission of the other party, it shall at all times keep confidential and not divulge, furnish, or make accessible to anyone any confidential information, knowledge, or data concerning or relating to the business or financial affairs of such other party to which said party has been or shall become privy by reason of this Agreement, discussions or negotiations relating to this Agreement, or the performance of its obligations hereunder, except as otherwise required by law or the rules of any securities exchange or other regulatory authority.

     7.13 USE OF INVESTOR'S NAME. The Company shall not, unless prior written
          ----------------------
consent is given by the Investor, create or disseminate any publicity using either the Investor's name or any trade name or mark thereof, except as, and only to the extent, required by law or

                                      (7)
legal process, including, without limitation, federal and state securities laws and filings with the SEC. Notwithstanding the foregoing, the Company shall be allowed to use the Investor's name without Investor's consent for the following purposes: (a) its standard customer lists, including customer lists on its web site and in a filing with the SEC, (b) sales presentations and sales materials, including on a roadshow for a public offering, and (c) investor relations materials such as analyst presentations.

                           [Signature Page to Follow]

                                      (8)

  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year hereinabove first written.

                              MATRIXONE, INC.

                              /s/ Maurice L. Castonguay
                              --------------------------------------
                              By: Maurice L. Castonguay
                              Title: CFO


                              GE CAPITAL EQUITY INVESTMENTS, INC:

                              /s/ Keith E. Miller
                              --------------------------------------
                              By: Keith E. Miller
                              Title: Division Operations Manager

                                      (9)

                                   EXHIBIT A
                                   ---------

1. REGISTRATION RIGHTS. The Company covenants and agrees as follows:
   -------------------

     1.1 DEFINITIONS. For purposes of this Exhibit A, capitalized terms used
         -----------                       ------- -
herein and not otherwise defined shall have the meanings ascribed to them in the Common Stock Purchase Agreement between the Company and the Investor to which this Exhibit A is attached. In addition, the following terms used herein shall
     ------- -
have, the following meanings;

          (a) The term "Form S-3" means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

          (b) The term "1934 Act" means the Securities Exchange Act of 1934, as amended.

          (c) The term "register", "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.

          (d) The term "Registrable Securities" means the Stock and any shares of Common Stock issuable upon exercise of the warrants issued pursuant to the Warrant Agreement.

     1.2  INCIDENTAL REGISTRATION.
          -----------------------

          (a) If the Company proposes at any time to register any of its securities under the Securities Act (except registrations solely for registration of securities in connection with an employee benefit plan or dividend reinvestment plan or a merger, reorganization, or consolidation or any other registration which does not permit secondary sales), whether or not for sale for its own account, it will each such time give prompt written notice to all registered holders of Registrable Securities of its intention to do so and of such holders' rights under this Section 1.2. Upon the written request of any such holder (a "Requesting Holder") made as promptly as practicable and in any event within 15 days after the receipt of any such notice (10 days if the Company states in such written notice or gives telephonic notice to all registered holders of Registrable Securities, with written confirmation to follow promptly thereafter, that (i) such registration will be on Form S-3 and
(ii) such shorter period of time is required because of a planned filing date) (which request shall specify the Registrable Securities intended to be disposed of by such Requesting Holder), the Company will use commercially reasonable efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Requesting Holders thereof; provided, however, that if, at any time after giving written
                 --------  -------
notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each Requesting Holder of Registrable Securities and (i) in the case of a determination not to register any securities, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from any obligation of the Company to pay the Registration Expenses in connection therewith) and (ii) in the case of a determination to delay registering any securities, shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities.

          (b) If the managing underwriter of any underwritten offering shall inform the Company (or, in the case of a secondary offering, the selling stockholders initiating such offering) of its belief that the number or type of Registrable Securities requested to be included in such registration would adversely affect such offering, then the Company will include in such registration, to the extent of the number and type which the Company is (or the selling stockholders initiating such offering are) so advised can be sold in (or during the time of) such offering, first, all securities proposed by the Company (or, in the case of a secondary offering, the selling stockholders initiating such offering) to be sold for its (or their) own account, and second, such Registrable Securities and any other securities of the Company requested to be included in such registration, pro rata among all such holders on the basis of the respective amounts of Registrable Securities and other securities which they held at the time the Company gives notice of the registration.

          (c) If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the right of any Requesting Holder to registration pursuant to this Section 1.2 shall be conditioned upon such Requesting Holder participating in such underwriting, the prompt provision of such information as the Company may reasonably request at any time to enable the Company to comply with any applicable laws or regulations or to facilitate the preparation of the registration statement, the entering into an underwriting agreement in customary form with the underwriter(s) selected for such underwriting by the Company (together with the Company and the other selling stockholders, if any, distributing their securities through such underwriting), and the inclusion of such Requesting Holder's Registrable Securities in the underwriting to the extent provided herein.

     1.3 OBLIGATIONS OF THE COMPANY. Whenever required under Section 1.2 to
         --------------------------
effect the registration of Registrable Securities, the Company shall, as expeditiously as reasonably possible:

          (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective as soon as reasonably practicable after the mailing of the request for such registration but in no event later than ninety (90) days after such mailing, subject to the other provisions of this Exhibit A. The Company shall prepare and file with the SEC such amendments
     ------- -
and supplements as may be necessary to keep such registration statement effective for a period of 90 days or until the Requesting Holders have completed the distribution described in the registration statement relating thereto, whichever occurs first.

                                      (2)

          (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

          (c) Furnish to the Investor such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as the Investor may reasonably request in order to facilitate the disposition of the Registrable Securities.

          (d) Use its best efforts to register and quality the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Investor; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

          (e) Notify the Investor covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

          (f) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

          (g) Provide a transfer agent and registrar for all of the Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

     1.4 INVESTOR OBLIGATION TO FURNISH INFORMATION. It shall be a condition
         ------------------------------------------
precedent to the obligations of the Company to take any action pursuant hereto with respect to the Registrable Securities that the Investor shall furnish to the Company such information regarding itself, the Registrable Securities, and the intended method of disposition of such securities as shall be required to effect the registration of such Registrable Securities.

     1.5 EXPENSES OF REGISTRATION. All expenses incurred in connection with
         ------------------------
registrations, filings or qualifications pursuant hereto, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company (including fees and disbursements of counsel for the Company in its capacity as counsel to the Investor hereunder but excluding the fees and disbursements of any other counsel for the Investor and excluding any underwriting discounts and selling commissions applicable to the sale of the Registrable Securities) (the "Registration Expenses") shall be borne by the Company.

                                      (3)

     1.6 INDEMNIFICATION. In the event any Registrable Securities are included
         ---------------
in a registration statement under Section 1.2:

          (a) To the extent permitted by law, the Company will indemnify and hold harmless the Investor, any underwriter (as defined in the Act) for the Investor and each person, if any, who controls the investor or underwriter within the meaning of the Act or the 1934 Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged
                            ---------
untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, the 1934 Act or any state securities law; and the Company will pay to the Investor, or such underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection (a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Investor, underwriter or controlling person.

          (b) To the extent permitted by law, the Investor will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, and any controlling person of any such underwriter, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Investor expressly for use in connection with such registration, and each such Investor will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection (b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection (b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Investor, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this subsection (b) exceed the gross proceeds from the offering received by the Investor.

                                      (4)

          (c) Promptly after receipt by an indemnified party under this Section
1.6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.6, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.6.

          (d) If the indemnification provided for in this Section 1.6 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the Indemnification party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statement or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the emission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

          (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in an underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

          (f) The obligations of the Company and the Investor under this Section
1.6 shall survive the completion of any offering of the Registrable Securities in a registration statement pursuant hereto, and otherwise.

     1.7 TERMINATION. The Company's obligation to register the Registrable
         -----------
Securities pursuant to this agreement shall terminate on the earlier of (i) the second anniversary of the Closing and (ii) the date on which all shares of the Registrable Securities held by the Investor may immediately be sold under Rule 144 during any 90-day period.

                                      (5)

     1.8 TEMPORARY CESSATION OF OFFERS AND SALES BY INVESTOR. The Investor
         ---------------------------------------------------
acknowledges that there may occasionally be times when the Company may be required to suspend the use of the prospectus forming part of the Registration Statement until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the SEC, until the prospectus is supplemented or amended to comply with the Securities Act, or until such time as the Company has filed an appropriate report with the SEC pursuant to the Exchange Act. The Company agrees to file any necessary amendments, supplements and reports as soon as practicable under the circumstances. The Investor hereby covenants that it will not sell any securities pursuant to said prospectus during a period of not more than 60 days commencing at the time at which the Company gives the Investor notice of the suspension of the use of said prospectus and ending at the time the Company gives the Investor notice that the Investor may thereafter effect sales pursuant to said prospectus, as the same may have been supplemented or amended provided the Company may not suspend the use of such prospectus until at least 90 days had elapsed since the previous suspension.

                                      (6)